                      DFA INVESTMENT DIMENSIONS GROUP INC.
                        DIMENSIONAL INVESTMENT GROUP INC.

                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 30, 2007

Effective  October 10, 2007, the Funds  established two new classes of shares of certain Portfolios  contained in this Prospectus,  which new classes are offered in a  separate  prospectus  to  qualified  investors.  In  conjunction  with the creation of these two additional classes of shares, the original class of shares of each Portfolio  offered in this Prospectus has been named the  "Institutional
Class  shares." The  designation  of the shares  offered in this  Prospectus  as
"Institutional  Class  shares"  has not changed  the fees,  expenses,  rights or preferences of the shares.

Effective October 10, 2007, the following changes are made to the Prospectus:

(i)  The  information  for  each  Portfolio  provided  in  the  sections  of the
     Prospectus  entitled "Risk and Return Bar Charts and Tables,"  "Annual Fund
     Operating Expenses,"  "Example" and "Financial  Highlights" relates only to the Institutional Class shares of the respective Portfolio.

(ii) The following disclosure is added to the front cover of the Prospectus:

     This Prospectus describes the Institutional Class shares of each Portfolio.
     Each Portfolio  (except the U.S. Small Cap Value Portfolio,  T.A. U.S. Core
     Equity 2  Portfolio,  U.S.  Micro Cap  Portfolio,  Japanese  Small  Company
     Portfolio,  Asia Pacific  Small  Company  Portfolio,  United  Kingdom Small
     Company Portfolio,  Continental Small Company Portfolio,  DFA International
     Small Cap Value  Portfolio,  Emerging  Markets  Small  Cap  Portfolio,  DFA
     Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal
     Bond  Portfolio)  also offers two  additional  classes of shares,  Class R1 shares and Class R2 shares,  which are offered to qualified  investors in a separate prospectus.

(iii) The first paragraph  under the heading  "EXCHANGE OF SHARES" on page 76 of the Prospectus is deleted, and replaced as follows:

     Investors  may exchange  Institutional  Class shares of one  Portfolio  for
     Institutional  Class shares of another  Portfolio by first  contacting  the
     Advisor at (310)  395-8005 to notify the Advisor of the proposed  exchange, and  then  completing  a letter  of  instruction  and  mailing  it to:  DFA
     Investment  Dimensions Group Inc., or in the case of the DFA  International
     Value Portfolio,  to Dimensional  Investment Group Inc., as follows:  Attn:
     Client Operations, 1299 Ocean Avenue, Santa Monica, CA 90401.

                The date of this Supplement is October 10, 2007.

                      DFA INVESTMENT DIMENSIONS GROUP INC.
                        DIMENSIONAL INVESTMENT GROUP INC.

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 30, 2007

Effective  October 10, 2007, the Funds  established two new classes of shares of certain  Portfolios  contained  in  this  Statement  of  Additional  Information
("SAI"), which new classes are offered to qualified investors and described in a separate SAI. In conjunction  with the creation of these two additional  classes of shares, the original class of shares of each Portfolio  described in this SAI has been named the "Institutional Class shares."

Effective October 10, 2007, the following changes are made to the SAI:

(i)  The following sentence is added to the front cover of the SAI:

     This SAI relates to the Institutional Class shares of the Portfolios.

(ii) The following disclosure is added as the second paragraph under the heading
     "PORTFOLIO CHARACTERISTICS AND POLICIES" on page 1 of the SAI:

     This SAI describes the Institutional  Class shares of each Portfolio.  Each
     Portfolio (except the U.S. Small Cap Value Portfolio, T.A. U.S. Core Equity
     2 Portfolio,  U.S. Micro Cap Portfolio,  Japanese Small Company  Portfolio,
     Asia  Pacific  Small  Company  Portfolio,   United  Kingdom  Small  Company
     Portfolio, Continental Small Company Portfolio, DFA International Small Cap
     Value  Portfolio,  Emerging  Markets Small Cap  Portfolio,  DFA  Short-Term
     Municipal  Bond  Portfolio and DFA  California  Short-Term  Municipal  Bond
     Portfolio)  also offers two additional  classes of shares,  Class R1 shares and Class R2 shares, which are offered to qualified investors and described in a separate SAI.

(iii) The first two paragraphs under the heading  "SHAREHOLDERS  RIGHTS" on page
     41 of the SAI are deleted, and replaced as follows:

          The shares of each  Portfolio,  when issued and paid for in accordance with the  Portfolio's  prospectus,  will be fully  paid and  non-assessable shares. Each share of common stock of a class of a Portfolio  represents an equal proportional  interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other  rights and  preferences  as each other  class of the  Portfolio, except that on a matter  affecting a single class only shares of that class of the Portfolio are permitted to vote on the matter.

          With  respect  to  matters   which   require   shareholder   approval,
     shareholders are entitled to vote only with respect to matters which affect the  interest of the  Portfolio or class of shares of the  Portfolio  which they hold,  except as otherwise  required by applicable law. If liquidation of a Fund  should  occur,  the Fund's  shareholders  would be  entitled  to receive on a per class basis the assets of the particular  Portfolio  whose shares  they  own,  as well as a  proportionate  share of Fund  assets  not attributable to any particular class.  Ordinarily,  the Funds do not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other  applicable law. Each Fund's bylaws provide that special  meetings of  shareholders  shall be called at the written request of at least 10% of the votes  entitled to be cast at such meeting.  Such meeting may be called to consider  any matter,  including  the removal of one or more  directors.
     Shareholders will receive  shareholder  communications with respect to such matters  as  required  by the 1940 Act,  including  semi-annual  and annual financial statements of the Funds, the latter being audited.

(iv) The fee waiver and expense assumption  agreement for a Portfolio  described either  under the  heading  "SERVICES  TO THE  FUNDS" or under the  heading
     "ADVISORY  FEES"  relates  only to the  Institutional  Class  shares of the
     Portfolio.

                The date of this Supplement is October 10, 2007.